File No. 33-75138

   As filed with the Securities and Exchange Commission on December 15, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /   /

             Pre-Effective Amendment No.                                 /   /

             Post-Effective Amendment No.  8                             / X /

                                          and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /    /

             Amendment No. 10                                          / X /

                           LORD ASSET MANAGEMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

             440 South LaSalle Street, Chicago, Illinois 60605-1028
                     Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code:  (312) 663-8300

       Allan S. Mostoff, Esq.                  Thomas S. White
       Dechert Price & Rhoads                  Thomas White International, Ltd.
       1775 Eye Street, N.W.                   440 South LaSalle Street
       Washington, D.C.  20006                 Chicago, Illinois  60605-1028

                        (Name and Address of Agent for Service)

     It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
           60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
        x 75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

                                   Prospectus

                         The Thomas White Funds Family
                          Capturing Value WorldwideSM

                       Thomas White American Growth Fund
                    Thomas White American Opportunities Fund
                            Thomas White World Fund
                                  March 1, 1999

Thomas White American Growth Fund (the "American Fund") seeks long-term capital growth by primarily investing in equity securities of United States companies.

Thomas White American Opportunities Fund (the "Opportunities Fund") seeks long-term capital growth by primarily investing in equity securities of small to mid-size United States companies.

Thomas White World Fund (the "World Fund") seeks long-term capital growth through a flexible policy of investing worldwide.

The Funds are series of the Lord Asset Management Trust (the "Trust"), which can be contacted at the following address and telephone number:

                           Lord Asset Management Trust
                             440 S. LaSalle Street
                                   Suite 3900
                               Chicago, IL 60605
                                 1-800-811-0535

The Securities and Exchange Commission has not approved or disapproved the Funds' shares and has expressed no opinion as to the accuracy or adequacy of this prospectus. It is a criminal offense to make a representation to the contrary.

Contents

Goals of the Funds and
Investment Strategies              3

What You Should Know About Risk    5

How the World Fund Has Performed   7

Expenses                           8

The Advisor                        9

Financial Information              12

Dividends, Distributions and       13
Taxes

Your Account
    How to Buy Shares              15
    How to Sell Shares             19

Shareholder Services and           21
Account Policies

Contacting the Thomas White
Funds Family                       24

                           An Important Phone Number
                    All Shareholder Services: 1-800-811-0535

Goals of the Funds The investment objective of the American, Opportunities and World Funds is long-term capital growth.

Investment Strategy
Thomas White International, Ltd. (the "Advisor" or "TWI") buys equity securities of companies at less than its research indicates to be their true worth. This is intended to produce portfolios with lower price-to-earnings and price-to-book ratios and higher yields than many comparable mutual funds. Companies considered attractive will typically have the following characteristics:

o The market price of the equity is undervalued relative to earnings power, break-up value and inherent profitability.


o  The  companies   are,  or  may  soon  be,   exhibiting   improved   financial
characteristics represented by rising cash flow, return on equity, operating margins and book value.

o The price of its equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

o The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community's perceptions improve and the securities approach fair valuation.

The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market. Each Fund intends to invest in companies for holding periods greater than one year under normal market conditions, so the frequency of its purchases and sales should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders' taxes.

A high exposure to the equity market is normally maintained unless the Advisor is unable to find undervalued securities that meet its criteria. Using this investment management style, the Advisor seeks superior long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The American Fund

The American Fund primarily invests in equity securities of U.S. companies. The American Fund is designed to benefit from the future economic growth of the U.S.

The American Fund may take advantage of opportunities that exist anywhere in the U.S. equity market. It may also invest up to 35% of its assets in non-U.S. equity securities. The Advisor may use American Depositary Receipts ("ADRs"), which are depositary receipts, typically issued by a U.S. bank or trust company, that allow indirect ownership of securities issued by foreign corporations.

The Advisor's research unit, the Global Capital Institute, looks for undervalued securities in every U.S. industry.

The American Fund has the flexibility to engage in other investment techniques, different from the principal strategies mentioned here.

The Opportunities Fund

The Opportunities Fund primarily invests in equity securities of mid-size and small U.S. companies. The Advisor currently classifies a company as mid-size or small if it has an approximate market capitalization (current price x shares outstanding) of less than five billion dollars. The Advisor currently researches over 1,600 issuers that it classifies as small or mid-size and generally will use this pool of issuers to select stocks for the Opportunities Fund.

Equity securities of mid-size and small companies tend to have greater price fluctuation than larger, established companies. The Advisor will attempt to manage this risk by normally owning companies that represent a broad range of industries. The Fund will compare itself to, and attempt to outperform, the
Russell 2500 and the Russell 2000. These unmanaged indices represent 2,500 companies that have a market capitalization of $1 to $5 billion.

While the Advisor will primarily invest the assets of the Opportunities Fund in American companies, the Opportunities Fund can invest up to 35% of its assets in non-U.S. equity securities.


The World Fund

The World Fund primarily invests in equity securities of companies located in the world's developed countries, including the U.S. Generally, equity investments will represent a diversified portfolio of predominantly larger companies. There may also be a small portion of the World Fund's assets in companies from emerging market countries.

The World Fund is designed to benefit from future growth in developed and emerging market countries, including the U.S. The Advisor produces monthly valuation research that covers forty-seven countries. It believes that the world now offers excellent opportunities for growth and diversification. The Fund is designed to complement domestic equity funds, like the American and Opportunities Funds.

What You Should Know About Risk

Those Who Should Invest in the Funds

The Funds are designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. They should appeal to investors who are interested in low-cost mutual funds. Under normal conditions the Funds will try to limit shareholders' taxes through relatively low portfolio turnover.

Individuals should consider improving the risk-return profile of their U.S. mutual funds by having exposure to foreign investing. The World Fund is designed for this purpose.

The Advisor discourages potential shareholders who are aggressive, short-term investors from investing in the Funds.

Equities

The Funds will generally be fully-invested in equity securities, including common and preferred stocks. Common stocks represent an equity (ownership) interest in a corporation, while preferred stocks generally pay a higher dividend but do not represent ownership.

Each Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Funds and the operations of the issuers of the Funds' portfolio securities.

Investing in mid and small cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets, product lines and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole. The World and Opportunities Funds are more likely than the American Fund to be affected by the risks of investing in small capitalization companies.

History shows that over long periods, equities have outperformed bonds, cash equivalents and inflation. Nevertheless, in the short term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Foreign Securities

Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies. Equity securities of foreign companies may be subject to additional risks such as changes in currency exchange rates, political instability and inadequate or unreliable information about the companies. These risks may be particularly acute with respect to investments in emerging markets.

While all of the Funds may invest in foreign securities, the World Fund can be expected to be particularly subject to the risks posed by foreign investing.

These risks and others are more fully discussed in the SAI.

General Risks

Shareholders should understand that all investments involve risk. There can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund's investment objective will be attained.

The value of a Fund's investments and, therefore, investment performance will vary from day to day. When you sell your shares, they may be worth more or less than the price you paid for them, and you could lose money.

TWI recognizes the above risks and attempts in its management of the Funds to moderate them. It believes that a professionally structured and carefully monitored portfolio can reduce the risks associated with less diversified equity portfolios.

The Advisor attempts to configure the Funds' portfolios to moderate the natural volatility of equities by focusing each Fund's investments in equities that in theory are underpriced. However, its success in doing so cannot be assured. Such securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor's efforts to limit risk.

Under adverse market conditions, the Funds could invest some or all of their assets in money market securities and similar investments. Although the Funds would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Euro

On January 1, 1999, eleven European countries began conversion to a common currency. Investments traded in the financial markets in these countries are now denominated in this new currency. The Advisor does not believe this conversion to a common currency will have a material impact on the net asset value of the World Fund or affect the long-term outlook of those equities.

How the World Fund Has Performed

The tables to the right display the World Fund's annual returns and long-term performance. The American Fund was launched November 1, 1998 and the Opportunities Fund began operations on March 1, 1999. Therefore, neither of these Funds have performance data to report.

The first table shows that returns fluctuate from year to year. The second table compares the World Fund's performance to that of the MSCI World Index and the MSCI All Country World Index, recognized unmanaged indices of global stock performance. Both tables assume the reinvestment of income dividends and capital gains distributions.

The World Fund has a return pattern intended to appeal to the prudent investor who has moderate risk tolerance and a long-term (over five years) investment outlook.

Year-by-year Total Return as of 12/31 each year [Bar Chart]

1995 - 19.03%
1996 - 16.50%
1997 - 11.70%
1998 - To be provided

Best Quarter:    Quarter 2, 1997    10.19%
Worst Quarter:   Quarter 4, 1997    -2.98%

                              Average Annual Return
                                 as of 12/31/98 [To be provided]


                                                          Inception
                                    1 Year      3 Year    (6/28/94)

World Fund                          -%           -%       -%
MSCI World                          -%           -%       -%
MSCI All Country World              -%           -%       -%

As with all mutual funds, past performance is not a prediction of future results.

Expenses

Annual Fund operating expenses are charges paid when shareholders buy and hold shares of a Fund. A Fund's expenses are subtracted daily and are therefore factored into the share price as reported; expenses are not charged directly to shareholder accounts.

Annual Fund Operating Expenses
(deducted from Fund assets)

AMERICAN FUND
Management fee                      1.00%
Distribution/12b-1 fee              None
Other expenses                      0.35%
Total fund operating expenses       1.35%*


OPPORTUNITIES FUND
Management fee                     1.00%
Distribution/12b-1 fee             None
Other expenses                     0.35%
Total fund operating expenses      1.35%**


WORLD FUND
Management fee                      1.00%
Distribution/12b-1 fee              None
Other expenses                      0.42%
Total fund operating expenses       1.42%***

* The Advisor has agreed to reimburse the American Fund to the extent that the Fund's total operating expenses exceed 1.35% of the Fund's average daily net assets. Absent this contractual undertaking, the Fund's total operating expenses, based on estimates for the current fiscal year, would be 1.63%.


** The Advisor has agreed to reimburse the Opportunities Fund to the extent that the Fund's total operating expenses exceed 1.35% of the Fund's average daily net assets. Absent this contractual undertaking, the Fund's total operating expenses, based on estimates for the current fiscal year, would be 1.63%.

* * * The Advisor has agreed to reimburse the World Fund for its current fiscal year to the extent that the Fund's total operating expenses exceed 1.50% of the Fund's average daily net assets.


Examples: These examples illustrate the effect of expenses and are intended to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. The examples are not meant to suggest actual or expected cost or returns, all of which may vary.

Use of this assumed 5% return is required by the Securities and Exchange Commission ("SEC"); it is not an illustration of past or future investment results.

Assume that a Fund's annual return is 5%, and that its operating expenses are exactly as shown. For every $10,000 invested, here's how much a shareholder would have paid in total expenses if the account was closed after the number of years indicated:

AMERICAN FUND
After 1 year      $137
After 3 years     $428

OPPORTUNITIES FUND
After 1 year      $137
After 3 years     $428

WORLD FUND
After 1 year      $145
After 3 years     $449
After 5 years     $776
After 10 years    $1702

The No-Load Advantage
The Funds are 100% no-load, which means that all your money is invested at a Fund's net asset value. There are no sales charges, no 12b-1 fees and no back-end load fees that reduce your investment in a Fund.

Quick Fact:
The World Fund's total expense ratio is 1.42% for the latest fiscal year, compared to 1.88% for the average of the 265 world equity funds in the Morningstar Principia Database on November 30, 1998.


The Advisor

The Funds are managed by Thomas White International, Ltd., 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605. TWI chooses each Fund's investments and handles its affairs, under the direction of the Board of Trustees. TWI provides the Funds with investment research, advice, supervision and certain overhead items and facilities. TWI provides investment management and advisory services to both a domestic and international client base, including trusts, endowments, corporations, employee benefit plans, Taft-Hartley plans and individuals.

Thomas S. White, Jr., has been the portfolio manager of the Funds since their inceptions and has been managing investments for more than thirty years. He is Chairman of TWI, which he founded in 1992. Before that he was a Managing Director of Morgan Stanley Asset Management and Chief Investment Officer of its Chicago Group, which he began in 1982. Further information concerning TWI is included under the heading "Investment Management and Other Services" in the SAI.

The Global Capital Institute is TWI's fully-owned research division. Its analysts provide the company valuations that Mr. White uses to select stocks in the Fund's portfolio. The Institute produces monthly equity valuation publications for research clients who are asset management organizations located around the world.

Each Fund pays a management fee, equal to 1.00% of the Fund's average daily net assets on an annual basis, to TWI for managing its investments and business affairs. See "Expenses."

TWI feels that it is important for  shareholders  to thoroughly  understand  and
grow  comfortable  with  its  investment   approach.   The  Funds'   shareholder
communications are written with this goal in mind.

Year 2000

The Funds' operations depend heavily on computer technology and the computer systems of their service providers. The Advisor has implemented and successfully completed a testing program to address technological challenges posed by the transition to the Year 2000. Management of the Trust is working with, and monitoring the efforts of, other service providers to the Funds to make sure that they take steps that are reasonably designed to address Year 2000 issues. Of course, there is no guarantee that these efforts will completely address all technology issues raised by the transition to Year 2000. An incomplete or untimely resolution of Year 2000 issues could have negative effects on the operations of the Funds and their service providers. In addition, if the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.


The American and Opportunities Funds are designed to benefit from the Advisor's ability to discover attractive investment opportunities in each of the major industries within the United States.

The United States has the largest and most diversified economy in the world. Its stock market ranks number one by dollar value and number of common stocks.

The Advisor's research unit, the Global Capital Institute, has produced investment valuations of U.S. companies within the following industries.

Advertising                Engineering          Newspaper
Aerospace                  Entertainment        Office Equipment
Air Transport              Food Processing      Oilfield Services
Aluminum                   Foreign              Packaging & Container
Apparel/Textile            Forest Products      Paper
Auto & Truck               Home Furnishing      Petroleum (Integrated)
Auto Parts                 Grocery              Petroleum (Producing)
Banks: National            Healthcare           Precision Instrument
Banks: Regional            Home Appliance       Publishing
Beverages                  Home Building        Railroads
Broadcasting               Hotel                Real Estate
Building Materials         Household Products   Recreation
Cable TV                   Industrial Services  Restaurant
Cement & Aggregates        Insurance            Retail: Specialty
Chemicals                  Internet             Retail Store
Cosmetics                  Investment Advisors  Securities Brokerage
Computers & Peripherals    Machinery            Semiconductors
Computer Software          Maritime             Steels
Drug                       Medical Services     Telecom Equipment
Drugstore                  Medical Supplies     Telecom Services
Electrical Equipment       Metal Fabricating    Tire & Rubber
Electric Utilities         Metals & Mining      Toiletries
Electronics                Natural Gas          Trucking


The American and Opportunities Funds seek to obtain superior long-term returns while attempting to limit investment risks. The Advisor employs a valuation-oriented stock selection strategy and broad portfolio diversification. History shows that careful industry, asset class and company diversification can lower portfolio volatility and reduce risk during difficult market environments.

The World Fund is designed to take advantage of the positive changes occurring in the world today.

These forty-seven countries contain over 3,600 companies that are valued by the advisor's analysts. World Fund shareholders are currently partial owners of over 200 of these companies. World Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

DEVELOPED MARKETS                           EMERGING MARKETS

EUROPE                                      GREATER EUROPE
   Austria                                    Czech Republic
   Belgium                                    Greece        Hungary
   Denmark                                    Russia        Poland
   Finland                                    Turkey
   France
   Germany
   Ireland                                  MIDDLE EAST
   Italy                                      Israel
   Netherlands
   Norway                                   AFRICA
   Portugal                                   South Africa
   Spain
   Sweden                                   LATIN AMERICA
   Switzerland                                Argentina      Mexico
   United Kingdom                             Brazil         Peru
                                              Chile          Venezuela
NORTH AMERICA                                 Columbia
   Canada
   United States                            INDIAN
                                            SUBCONTINENT
PACIFIC                                       India
   Australia                                  Pakistan
   Hong Kong                                  Sri Lanka
   Japan
   New Zealand                              FAR EAST
   Singapore                                  China          Philippines
                                              Indonesia      Taiwan
                                              Korea          Thailand
                                              Malaysia

The goal of the World Fund is to have a diversified portfolio of U.S. and foreign equity securities representing a broad mix of industries and countries. By combining broad diversification with its proprietary research, TWI seeks to produce superior long-term returns and volatility that is lower than most comparable mutual funds.

Financial  Information
Thomas White World Fund
This table summarizes the World Fund's financial history and performance. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you held your shares for the entire period and had reinvested all dividends and distributions. The information, has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. This information, along with the World Fund's Financial Statements, are included in the World Fund's most recent shareholder report, which is available upon request.


                                                                                         Period from
For a share outstanding                                                                  June 28,1994
throughout the period                                   Year ended October 31            (Inception) to
                                                    1998     1997     1996       1995     Oct. 31,1994
------------------------------                     ------    -----   ------     -------  ---------
Net Asset Value, beginning                         $13.23    $12.33   $11.31    $10.50    $10.00
Of period
Income From Investment Operations

   Net investment income                             0.15       0.20     0.19      0.19      0.06
   Net realized and unrealized gain                  0.93       1.65     1.51      0.71      0.44
------------------------------                     ------     -------   ------   -------  --------
Total from investment operations                     1.08       1.85     1.70      0.90      0.50

Less Distributions

   From net investment income                      (0.19)      (0.19)   (0.20)    (0.09)      -
   From net realized gains                         (0.54)      (0.76)   (0.48)         -      -
----------------------------------                 ------      ------ --------   -------  ----------
   Total distributions                             (0.73)      (0.95)   (0.68)    (0.09)       -
----------------------------------                 ------      ------ --------   -------  ----------
Change in net asset value for the
period                                              0.35        0.90     1.02       .81        .50
----------------------------------                 ------      ------ --------   -------  ----------
Net Asset Value, end of period                    $13.58      $13.23   $12.33    $11.31     $10.50
----------------------------------                ------      ------ --------  --------  ----------
Total Return                                       8.64%      15.80%   15.63%    8.65%       5.00%**

Ratios/Supplemental Data

Net assets at end of period (in                  $57,464     $47,996  $39,157   $32,979    $13,928
thousands)
Ratio to average net assets:
    Expenses (net of reimbursement)                1.42%       1.47%    1.50%     1.49%     1.50%*+
    Net investment income                          1.13%     1.60%    1.63%     2.08%     1.79%*
Portfolio turnover rate                           51.41%      48.19%   51.22%    64.54%     1.01%
*Annualized
**Not Annualized
+In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.

Dividends, Distributions and Taxes
The Funds distribute all or substantially all of their net income and realized gains to shareholders each year. Normally, dividends and capital gains are distributed in December.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

Every January, the Funds will send you and the IRS a statement, called a Form 1099, to assist you with your tax preparation.

Distribution Options
When you open an account, specify on your application how you want to receive your distributions. If you later want to change your distribution options, call us at 1-800-811-0535.

The Funds offer four options:

Your income dividends and capital gain distributions will be automatically reinvested in additional shares of the relevant Fund. If you do not indicate a choice on your application, you will be assigned this option.

You will be sent a check for each income dividend and capital gain distribution.

Your capital gain distributions will be automatically reinvested, but you will be sent a check for each income dividend.

Your income dividends will be automatically reinvested, but you will be sent a check for each capital gain distribution.

Understanding Distributions:
As a Fund shareholder, you are entitled to your share of your Fund's net income and any net gains realized on investments.

Your share of each Fund's income from dividends and interest, and any net realized short-term capital gains, are paid to you as dividends, which are taxed at the same rate as ordinary income.

Generally each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as capital gain distributions. Currently, long-term capital gains result from sales of securities held for greater than one year and are taxed at a rate of 20%.

Distributions are subject to these capital gains rates regardless of how long you have held your shares.

Taxes
As with any investment, you should consider how your investment in the Funds will be taxed.

For IRA accounts, all distributions will be automatically reinvested because payment of distributions in cash would be a taxable distribution from your IRA, and might be subject to tax penalties.

Taxes on Transactions
Your redemptions - including exchanges between accounts - are subject to the federal income tax on capital gains. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, we will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a year-end statement every January. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain or loss, and if so, the amount of tax to be paid.

Be sure to keep regular account statements; the information they contain will be essential in calculating the amount of your dividends and capital gains.

Understanding Portfolio Turnover

Before investing in a mutual fund, investors should consider its portfolio turnover rate. The portfolio turnover rate is an indication of how long the manager holds securities in the portfolio. For example, if the portfolio turnover rate is 100%, then the average holding period is one year. If the portfolio turnover rate is 50%, then the average holding period would be two years. Funds with low portfolio turnover rates have lower brokerage and other transaction costs, and the tax rates attached to the capital gains they generate may be lower. According to the Morningstar Principia Database, as of November 30, 1998, the average portfolio turnover rate for a global equity mutual fund was 93% and 87% for a domestic equity fund. The World Fund had a 53% portfolio turnover rate for the year ended November 30, 1998. The Advisor estimates that the portfolio turnover rates for the American and Opportunities Funds will average between 40% and 60%.

Your Account
How to Buy Shares
The Funds are 100% no-load and therefore have no sales charges of any kind. The purchase price is a Fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the NYSE is open. Shares may not be purchased on days the exchange is closed. Because some foreign exchanges are open days when the NYSE is closed, the NAV of a Fund, and particularly the World Fund, may change on a day when you cannot buy or sell shares of the Fund. Options for purchasing shares of the Funds are listed on the table on page 16.

Shares of the Funds may be purchased or sold through fund supermarkets, certain broker-dealers or financial institutions ("Processing Intermediaries"). Processing Intermediaries may use procedures and impose fees or restrictions in addition to or different from those applicable to shareholders who invest directly in the Funds. The Advisor may, out of its own resources and at no additional costs to the Funds or shareholders, pay Processing Intermediaries for providing services to the Funds or to shareholders.

The NAV of a Fund generally is determined on the basis of the market price of its assets, minus its liabilities. A Fund's investment in a security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern time, if that is earlier. That value is then converted into the U.S. dollar equivalent using foreign exchange rates in effect at noon that day. The exception to this policy is Canadian and Latin American securities, which are converted into their U.S. dollar equivalent at 4:00 p.m. Eastern time.

Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith under guidelines established by the Board of Trustees.

An order will be priced at the next NAV calculated after it is accepted by the Funds. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Accounts may not be opened with a third party check. The Funds do not accept cash or credit cards. If payment for a check or telephone order does not clear, the purchase will be canceled and the shareholder will be liable for any losses or fees the Funds or their Transfer Agent incur.

Minimum Investments
                  Initial    Additional
Regular Account   $2,500        $100
Automatic Invest  $1,000        $100
Traditional IRA   $1,000        $100
Roth IRA          $1,000        $100
Spousal IRA       $200          $100

THE FOLLOWING ACCOUNT TYPES CAN BE OPENED USING THE ENCLOSED APPLICATION.

Individual or Joint Ownership- For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.

Gift or Transfer to a Minor (UGMA, UTMA) - To invest for a minor's education or other future needs

These custodial accounts provide ways to give money to a minor. The account application must include the minor's social security number.

Trust or Established Employee Benefit or Profit-Sharing Plan - For money being invested by a trust, employee benefit plan, or profit-sharing plan The trust or plan must be established before an account can be opened.

Corporation   or  Other  Entity  -  For   investment   needs  of   corporations,
associations, partnerships, institutions, or other groups You will need to send a certified corporate resolution with your application.


TO ESTABLISH ONE OF THE FOLLOWING RETIREMENT
ACCOUNTS PLEASE CALL 1-800-811-0535 FOR COMPLETE IRA INFORMATION.

Traditional IRA: An individual retirement account. Contributions may or may not be tax deductible depending on a shareholder's circumstances. Assets can grow tax-free. When distributions are received they are taxable as income.

Spousal IRA: An IRA funded by a working spouse in the name of a non-working spouse.

Roth IRA: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified expenses.

Simplified Employee Pension Plans (SEP-IRAs): An IRA that allow small business owners or those with self-employment income to make tax-deductible contributions of up to $30,000 per year for themselves and any eligible employees.

Savings Incentive Match Plan for Employees (SIMPLE): Firms with 100 or fewer employees who do not have a retirement plan can establish a SIMPLE Plan. Employees can establish a SIMPLE plan in the form of either an IRA or a 401(k) plan. Employers using IRAs must either match the first 3% of pay each employee defers under the plan, or alternatively, make a non-elective contribution of 2% of pay for each eligible employee.

How to Buy Shares of the Funds

Mail
To open an account:
Complete and sign the application.
Make your check payable to the Fund in which you wish to invest. Mail to the address on the application, or for overnight delivery:

     Thomas White Funds Family
     Shareholder Services Center
     615 East Michigan Street
     3rd Floor
     Milwaukee, WI  5320

To add to an account:
Make your check payable to the Fund(s) in which you have an account and include the stub from one of your statements with a letter containing your name and account number. Remember to always put your account number on your check. Mail to the address on your statement.


Phone 1-800-811-0535
To open an account:
You may only open a new account by phone if you wire your investment to our Transfer Agent. See the section "Wire" below.

To add to an account:
Use the telephone purchase plan to transfer funds from your bank account. Call first to verify that this service is in place on your account. (This service is not available for IRAs)

You must make your telephone purchases by 4:00 p.m. Eastern time.

Wire
To open an account:
     If you make your initial investment by wire you must fill out an application marked "follow-up" and send it to our Transfer Agent. The application must be received before any of the purchased shares can be redeemed. Prior to wiring your investment to the Transfer Agent, call and establish an account to ensure the Transfer Agent correctly credits your account. There is a $10 wire fee.

To add to an account:
     Wire to:
     Firstar Bank Milwaukee, N.A.
     ABA Number 07500-00022
     Trust Funds, Acct Number 112-952-137
     For further credit to:
     (Fund name)
     (Investment account number)
     (name or account registration)

Automatic Investment Plan
To open an account:
You may open a new account with a $1,000 minimum initial investment if you sign up for the Automatic Investment Plan. Fill out the Automatic Investment Plan section on the application for monthly or quarterly transfers from your bank account.

To add to an account:
If you would like to add this service to your account, or if you already have this service, you can easily change the frequency or amount of your automatic investments over the phone by calling 1-800-811-0535.

Guidelines
Your bank must be a member of Automatic Clearing House (ACH).

If the transfer is from a checking account, this application must be accompanied by a voided check.

If the transfer is from a savings account, this application must be accompanied by a withdrawal slip.

Application must be received, with initial investment, at least 15 business days prior to initial ACH transaction.

If the automatic purchase cannot be made due to insufficient funds, a $15 fee will be assessed. Your Automatic Investment Plan will be terminated after two such occurrences.

This plan will terminate upon redemption of all shares in your account.

Termination of this Plan must be in writing and received by Firstar Mutual Fund Services, LLC. Please allow five business days for the termination to become effective.

How to Sell Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted.

A Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Purchase Plan, or by the Telephone Purchase Plan, which can take up to fifteen days.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an IRA, your request must be made in writing. If you need an IRA Withdrawal Request form, call us at 1-800-811-0535.

Selling Shares in Writing
Please send a letter with:
* your name;

* your Fund account number;

* the dollar amount or number of shares to be redeemed; and

* any other applicable requirements listed in the table on the next page.

Mail your letter to:
     Thomas White Funds Family
     c/o Firstar Mutual Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI  53201-0701

Certain requests must include a signature guarantee, designed to protect shareholders and the Funds from fraud. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or savings association. A notary public cannot provide a signature guarantee.

Your request must be made in writing and include a signature guarantee if any of the following situations applies:

* you wish to redeem more than $50,000 worth of shares;

* your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed);

* your address has changed within the last 30 days and you would like to redeem shares;

* the check is being mailed to an address different from the one on your account (record address);

* the check is being made payable to someone other than the account owner; or

* you are instructing us to wire the proceeds to a bank or brokerage account and have not signed up for the Telephone Redemption by Wire plan.

HOW TO SELL SHARES OF THE FUNDS
Phone 1-800-811-0535

All accounts except IRA
To verify that the telephone redemption plan is in place, call 1-800-811-0535. This may be selected on the application.

You must make your telephone redemptions by 4:00 p.m. Eastern time.

Mail
Individuals, Joint Owners, Sole Proprietorships, UGMA, UTMA

o The letter of instruction must be signed by all persons required to sign for transactions (usually, all owners of the account), exactly as their names appear on the account.

IRAs

o The account owner should complete an IRA Withdrawal Request form. Call 1-800-811-0535 to request one.

Trust

o The trustee must sign the letter indicating capacity as trustee. If the account registration does not include the trustee's name, provide a copy of the trust document certified within the last 30 days.

Business or Organization

o The person or persons authorized by corporate resolution to act on the account must sign, in that person's official capacity, the redemption request on the corporation's stationery.

o Include a corporate resolution certified within 30 days if the amount to be redeemed exceeds $50,000.

Executor, Administrator, Conservator, Guardian

o Call 1-800-811-0535 for instructions.

Shareholder Services and Account Policies

Doing Business with the Funds

For customer service call 1-800-811-0535. The Funds provide customers with service Monday through Friday, except holidays, from 9:00 a.m. to 8:00 p.m. Eastern time.

The Funds' automated phone system can also provide shareholder information 24 hours a day by dialing the above toll-free number.

At the discretion of the Funds, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet that Fund's investment objective and policies. See the SAI for further information.

Subject to limitations described in the SAI each Fund reserves the right to redeem its shares in kind through payment of portfolio securities instead of cash.

Investors who make excessive moves in and out of the Funds generate additional costs that fall upon all of a Fund's shareholders. To minimize such costs, the Funds reserve the right to reject any specific purchase order. Purchase orders may also be refused if, in the Advisor's opinion, they are of a size that would disrupt the management of a Fund.

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

If the value of an account falls below $1,000 due to redemptions or exchanges, a notice of liquidation will be sent to the investor's address of record. The Funds reserve the right to close that account and send the proceeds to the shareholder unless sufficient additional shares are purchased.

If checks representing redemption proceeds or dividend and capital gains distributions are returned "undeliverable" or remain uncashed for six months, the checks shall be canceled and the proceeds will be reinvested in the appropriate Fund at the per share NAV on the date of cancellation. In addition, after such six-month period, the cash election will automatically be changed and future dividends and distributions will be reinvested at the per share NAV determined on the date of payment of such distributions.

Address Changes
An address may be changed by calling 1-800-811-0535. The Funds will send a written confirmation of the change to both the old and new addresses. No telephone redemptions may be made for 30 days after a change of address by phone. During those 30 days, a signature guarantee will be required for any written redemption request unless the change of address was made in writing with a signature guarantee.

Telephone Transactions
(For your protection, all transactions are completed over a recorded line.) Many transactions may be initiated by telephone:

* Change of address;

* Request duplicate statements to be sent to someone designated by the shareholder;

* Request a current account statement;

*  Purchase   shares   through  the  Telephone   Purchase  Plan  (plan  must  be
pre-established);

* Redeem shares and have proceeds wired to a bank checking account (bank wire redemption plan must be pre-established, not available for IRA accounts);

* Change the frequency or amount, or discontinue the Automatic Investment Plan on your account(s);

* Add or discontinue the Telephone Redemption privilege to an account;

* Change distribution option (does not apply to IRA accounts);

* Redeem shares, with a check sent to the address of record (does not apply to IRA accounts, and address of record must not have changed in the last 30 days);

* Exchange money from an individual account to an existing IRA account with an identical registration;

* Change the contribution year on an IRA account to the previous year up until April 15 of the current year.

The Funds will not be responsible for any losses resulting from unauthorized telephone transactions if they follow reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you do not want to be able to initiate purchase or redemption transactions by telephone, you should decline these privileges on your account application or call the Funds for instructions at 1-800-811-0535.

If you are unable to reach the Funds by phone (for example during periods of unusual market activity), you should consider placing their order by mail.

Telephone  Exchange  Plan
The Funds' telephone exchange plan permits you to exchange your investment between one Fund and another, or between a Fund and one of the Firstar Money Market Funds. The Firstar Money Market Funds are:
* Money Market Fund
* U.S. Treasury Money Market Fund
* U.S. Government Money Market Fund
* Tax-Exempt Money Market Fund

Before exchanging with one of the available money market funds please call and request a prospectus. You will be asked if you have read the prospectus, and an exchange cannot be accepted unless you indicate that you have done so. Each of the money market funds is a no-load fund managed by FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company.

The price at which shares are exchanged is determined by the time of day that we receive the request. To get today's price call before 3:00 p.m. Central time.

Exchange Plan Restrictions
Exchanges will be limited to four round-trip exchanges per year (a round-trip is the exchange out of one fund into another fund, and then back into the original fund).

Shares of the fund being exchanged into must be available for sale in the your state. The World Fund and the Firstar Money Market Funds are available in all 50 states. The American Fund and the Opportunities Fund will have a limited availability during the first two years of operation. You can call 800-811-0535 to verify the availability in your state.

You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

To establish a new account through an exchange, the exchange must be equal to the minimum initial deposit of $2,500. For exchanges between established accounts the minimum exchange value must be at least $1,000.

The exchange plan is not available for shares of a fund for which certificates have been issued.

Because excessive trading can hurt the Funds performance and shareholders, the Funds reserve the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange plan.

The Funds also reserve the right to refuse  exchange  purchases by any person or
group,   if  TWI  believes  that  the  purchase  will  be  harmful  to  existing shareholders.

Please remember that exchanges between taxable/non-retirement accounts will have tax consequences.

The Funds reserve the right to terminate or modify the exchange plan at any time, but will try to give prior notice whenever they are able to reasonably do so.

Contacting the Thomas White Funds Family

Phone 1-800-811-0535
The following documents are available for free and provide further information on the Funds:

    Annual/Semi-Annual Reports to Shareholders In the annual report, you will find a letter to shareholders from the Fund manager and a discussion of the events that impacted the World Fund's performance during the period covered, as well as a list of the World Fund's investment. As new funds, the American and Opportunities Funds do not yet have any performance to report to shareholders.

Statement of Additional Information (SAI)
The SAI contains additional information about the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

E-mail
Send your request to info@thomaswhite.com

On the Internet
Fund Documents can be viewed online or downloaded from two Internet websites:
         The Securities and Exchange Commission: http://www.sec.gov
         Thomas White Funds Family: http://www.thomaswhite.com

By Mail
Thomas White Funds Family
         440 South LaSalle Street,
         Suite 3900
         Chicago, IL  60605

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 for more information) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

SEC file number: 811-8348

                          LORD ASSET MANAGEMENT TRUST
                 THIS STATEMENT OF ADDITIONAL INFORMATION DATED
                MARCH 1, 1999 IS NOT A PROSPECTUS.  IT SHOULD BE
                  READ IN CONJUNCTION WITH THE PROSPECTUS OF THE
        THOMAS WHITE WORLD FUND AND THE THOMAS WHITE AMERICAN GROWTH FUND
                            DATED MARCH 1, 1999
                             WHICH MAY BE OBTAINED
                       WITHOUT CHARGE UPON REQUEST TO
                        THE THOMAS WHITE FUNDS FAMILY
                      440 SOUTH LASALLE STREET, SUITE 3900
                        CHICAGO, ILLINOIS 60605-1028
                          TELEPHONE: 1-800-811-0535
                            TELECOPY: (312) 663-8323

This Statement of Additional Information contains financial statements of the Thomas White World Fund that are included in the Fund's most recent annual report to shareholders. You can obtain copies of this report by calling 1-800-811-0535.

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY ..................................3
INVESTMENT OBJECTIVES AND POLICIES ...............................3
Investment Policies ..............................................3
Repurchase Agreements ............................................3
Loans of Portfolio Securities ....................................3
Temporary Investments and Cash Management.........................4
Debt Securities ..................................................4
Futures Contracts ................................................5
Options on Securities, Indices and Futures .......................6
Foreign Currency Hedging Transactions.............................8
Depository Receipts...............................................9
Foreign Market Risks..............................................9
Brady Bonds......................................................11
Illiquid and Restricted Securities...............................11
Other Investment Companies.......................................12
Borrowing........................................................12
Investment Restrictions .........................................12
Additional Restrictions .........................................13
Risk Factors ....................................................14
Trading Policies ................................................15
MANAGEMENT OF THE TRUST .........................................16
PRINCIPAL SHAREHOLDERS ..........................................18
INVESTMENT MANAGEMENT AND OTHER SERVICES ........................18
Investment Management Agreement .................................18
Management Fees .................................................19
The Advisor .....................................................19
Transfer Agent ..................................................20
The Advisor .....................................................20
Custodians.......................................................20
Legal Counsel ...................................................20
Independent Accountants .........................................20
Reports to Shareholders..........................................20
BROKERAGE ALLOCATION ............................................20
PURCHASE, REDEMPTION AND PRICING OF SHARES ......................22
TAX STATUS ......................................................24
DESCRIPTION OF SHARES ...........................................29
PERFORMANCE INFORMATION .........................................29
FINANCIAL STATEMENTS ............................................31

                      GENERAL INFORMATION AND HISTORY

    The Thomas White American Growth Fund, the Thomas White American Opportunities Fund and the Thomas White World Fund are both diversified series of Lord Asset Management Trust (the "Trust"), an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The three Funds are the Trust's only series of shares. The Trust is a Delaware business trust organized on February 9, 1994.

                     INVESTMENT OBJECTIVES AND POLICIES

   Investment Policies. The investment objective and policies of the Funds are described in the Funds' Prospectus.

   Repurchase Agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. The repurchase price will reflect an agreed upon rate of interest not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Thomas White International, Ltd. (the "Advisor" or "TWI") will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. However, if the seller should default on its obligation to repurchase the underlying security, the Funds may experience delay or difficulty in exercising their rights to realize upon the security and might incur a loss if the value of the security declines, as well as costs in liquidating the security. The Funds will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees, i.e., banks or broker-dealers which have been determined by the Advisor to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction. Although the Funds may enter into repurchase agreements, they have no present intention of doing so.

   Loans of Portfolio Securities. Each Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. The Funds may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Funds will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In the event that the borrower defaults on its obligations to return borrowed securities, because of insolvency or otherwise, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Temporary Investments and Cash Management. The Funds may, because of adverse market conditions, decide to take a temporary defensive position. Each Fund may invest up to 100% of its total assets in the following instruments:
1. Short-term (less than 12 months to maturity) and medium-term (not greater than 5 years to maturity) obligations issued or guaranteed by either the U.S. government or the governments of foreign countries or their agencies;
2.   Finance company and corporate commercial paper;
3.   Demand notes;
4.   Other short-term corporate obligations;
5. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks;
6. Repurchase agreements with banks and broker-dealers with respect to the above listed securities; or
7.   Cash.

The Funds may also invest in such instruments for purposes of cash management.

   Debt Securities. Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

   The Funds may invest in debt securities which are rated in any rating category by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Services ("S&P"), or which are not rated by Moody's or S&P. As an operating policy, which may be changed without shareholder approval, each Fund will not invest or hold more than 5% of its net assets in debt securities rated Baa or lower by Moody's or BBB or lower by S&P or, if unrated, are of equivalent investment quality as determined by the Advisor. Such securities are not considered to be "investment grade" and are sometimes referred to as "junk bonds." The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower-quality debt securities would be consistent with the interests of a Fund and its shareholders. High risk, lower-quality debt securities are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

   The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset values.

   Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

   Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

   The Funds may accrue and report interest on bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Funds must distribute substantially all of their net income to shareholders (see "Tax Status"). Thus, the Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

   Futures Contracts. The Funds may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of these for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

   Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

  The Funds may buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

   When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin", as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, at the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities, or other highly liquid securities equal to the market value of the contract will be deposited in a segregated account with the Funds' Custodian. When selling a futures contract, the Funds will maintain with their Custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

   Each Fund will limit its use of futures contracts so that no more than 5% of the Fund's total assets would be committed to initial margin deposits or premiums on such contracts. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of a Fund.

   Options on Securities, Indices and Futures. The Funds may write (i.e., sell) covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on United States and foreign exchanges and in the over-the-counter markets.

   An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

   The Funds may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolios. A call option on a security or futures contract is also covered if a Funds hold a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash or liquid securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if a Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   Each Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. Each Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

   A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, that Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

   The Funds may also purchase put options to hedge their investments against a decline in value. By purchasing a put option, the Funds will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Funds' investments does not decline as anticipated, or if the value of the option does not increase, their loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Funds' security holdings being hedged.

   The Funds may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that they anticipates purchasing in the future. Similarly, the Funds may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Funds hold uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Funds will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

   There can be no assurance that a liquid market will exist when the Funds seek to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Funds may be able to offset to some extent any adverse effects of being unable to liquidate an option position, they may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by each Fund, as well as the cover for options written by each Fund are considered not readily marketable and are subject to each Fund's limitation on investments in securities that are not readily marketable. See "Investment Objectives and Policies - Investment Restrictions."

   The value of the underlying securities and securities indices on which options may be written at any one time will not exceed 15% of the total assets of a Fund. A Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets.

   Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when a Fund converts assets from one currency to another.

   The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. A Fund generally will not enter into a forward contract with a term of greater than one year. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." A Fund may cross-hedge with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Advisor may aggregate those positions as to the currency being hedged. Because in connection with each Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, each Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not engaged in such contracts.

   A Fund has no limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, as long as the amount of assets set aside to cover forward contracts would not impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

   The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

   The Funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Funds' portfolio securities or adversely affect the prices of securities that the Funds intend to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Advisor to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Funds may not achieve the anticipated benefits of foreign currency futures or may realize losses.

   Depositary Receipts. American Depositary Receipts ("ADRs") are Depositary Receipts typically issued by a U.S. bank or trust company which allow indirect ownership of securities issued by foreign corporations. Receipts are generally composed of one or more shares of an underlying security. European Depositary Receipts and Global Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

   Depositary Receipts may involve many of the risks of other investments in foreign securities. For purposes of the Funds' investment policies, the Funds' investments in Depositary Receipts (other than ADRs) will be deemed to be investments in the underlying securities.

   Foreign Market Risks. Each Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the Funds' receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

   Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current  size of the  markets  for  such  securities  and the  currently  low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

   Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Funds could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds' Shareholders.

   Brady Bonds. The Funds may invest a portion of their assets in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

   U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable  interest  rate at that time and is  adjusted  at  regular  intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

   Illiquid and Restricted Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. A Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time.

   Each Fund may also invest up to 10% of its total assets in securities that are subject to contractual or legal restrictions on subsequent transfer because they were sold (i) in private placement transactions between their issuers and their purchasers, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended. As a result of the absence of a public trading market, such restricted securities may be less liquid and more difficult to value than publicly traded securities. Although restricted securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Funds or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expenses of registration. Investment in Rule 144A securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the 15% limitation on investments in illiquid securities.

   Other Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such circumstances unless, in the judgment of TWI, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time a Fund would continue to pay its own management fees and other expenses.

   Each Fund may invest in shares of closed-end investment companies. Generally, this would not exceed 10% of the Fund's net assets.

   Borrowing. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Borrowing is a form of leverage, which generally will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. As a nonfundamental operating policy, a Fund will not purchase additional securities if its aggregate borrowings exceed 5% of the Fund's assets at the proposed time of purchase. Borrowings will be subject to interest and other costs.

   Investment Restrictions. Each Fund has imposed upon itself certain investment restrictions which, together with their investment objective, are fundamental policies except as otherwise indicated. No changes in a Fund's investment objective or these investment restrictions can be made without the approval of the Fund's shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund.

In accordance with these restrictions, a Fund will not:

1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund's prospectus).

2. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

3. Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

4. Loan money, except that the Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

5. Borrow money, except that the Fund may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7. Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an "industry" with respect to securities issued by it.

8. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objectives and Policies - Trading Policies" as to transactions in the same securities for the Funds and/or other clients with the same adviser.)

9.   Invest in physical commodities.

   If a Fund receives from an issuer of securities held by that Fund subscription rights to purchase securities of that issuer, and if that Fund exercises such subscription rights at a time when that Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, that Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

   Additional Restrictions. The Funds have adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

1.   Purchase more than 10% of a company's outstanding voting securities.

2. Invest more than 15% of the Fund's net assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Funds), including no more than 10% of their total assets in restricted securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the limitation on investment in illiquid securities.

   Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Funds' acquisition of such security or property. Any change in the percentage of a Fund's assets committed to certain securities or investment techniques resulting from market fluctuations or other changes in the Fund's total assets may warrant corrective action by the Advisor, such as selling or closing out the investment in a manner intended to minimize market or tax consequences to the Fund. The value of the Funds' assets are calculated as described in its Prospectus.

   Risk Factors. The Funds have the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

   There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

   The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

   The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the flexible policies of the Funds, the Advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Funds.

   The exercise of these flexible policies may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

   In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, any losses resulting from the holding of the Funds' portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. The Trustees will take such measures, which may from time to time include expropriation insurance or depository account insurance, to the extent that, in their good faith judgment, they deem advisable under prevailing conditions. No assurance can be given that the Trustees' appraisal of the risks will always be correct.

   There are additional risks involved in futures transactions. These risks relate to a Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of futures for hedging may involve risks because of imperfect correlations between movements in the prices of the futures on the one hand and movements in the prices of the securities being hedged or of the underlying security, currency or index on the other. Successful use of futures by the Funds for hedging purposes also depends upon the Advisor's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

   There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security or a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, that Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on a security or securities index written by a Fund is covered by an option on the same security or index purchased by that Fund, movements in the security or index may result in a loss to that Fund. However, such losses may be mitigated by changes in the value of that Fund's securities during the period the option was outstanding.

   Trading Policies. The Advisor serves as investment adviser to other clients. Accordingly, the respective portfolios of the Funds and such clients may contain many or some of the same securities. When the Funds and other clients of the Advisor are engaged simultaneously in the purchase or sale of the same security, the transactions will be placed for execution in a manner designed to be equitable to all parties. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for the Funds. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

                             MANAGEMENT OF THE TRUST

    The Trust is governed by a Board of Trustees, who are responsible for protecting the interests of the shareholders of each Fund. The Trustees are experienced executives and professionals who normally meet each quarter to oversee the activities of the Trust and the Funds. A majority of Trustees are not otherwise affiliated with the Funds or TWI.

    The name, address, principal occupation during the past five years and other information with respect to each of the Trustees and Executive Officers of the Trust are as follows:

Name, Address and                     Principal Occupation
Offices with Trust            Age     During Past Five Years

Thomas S. White, Jr.*         54      Chairman of Thomas White International,
440 S. LaSalle St.                    Ltd.; former Managing Director, Morgan
Suite 3900                            Stanley Asset Management
Chicago, IL 60605
Trustee, President

Brandon S. Joel               29      Mutual Fund Administrative
440 S. LaSalle St.                    Manager of Thomas White International,
Suite 3900                            Ltd.; former Senior Mutual Fund
Chicago, IL 60605                     Accountant, John Nuveen & Co.
Treasurer

Douglas M. Jackman            30      Analyst and Vice President of Thomas
440 S. LaSalle St.                    White International.; formerly with
Suite 3900                            Morgan Stanley, involved with equity
Chicago, IL 60605                     analysis and foreign exchange
Vice President and
Secretary

Jill F. Almeida               48      Retired; former Vice President,
1448 N. Lake Shore Dr.                Security Pacific Bank
Chicago, IL 60610
Trustee

Philip R. Haag                35      President, The Monroe Group, Inc.
535 Balsam                            (Principal Business - Manufacturing
Palatine, IL  60045                   Management-Automotive)
Trustee

Nicholas G. Manos*            74      Attorney (of counsel), Gesas, Pilati &
53 W. Jackson Blvd.                   Gesas
Suite 528
Chicago, IL 60604
Trustee

Edward E. Mack III            54       President, Mack & Parker
55 East Jackson Street                (Principal Business - Insurance)
Chicago, IL 60604
Trustee


John N. Venson                50      Medical Doctor (podiatry)
310 Meadowlake Lane
Lake Forest, IL  60045
Trustee

* Messrs. White and Manos are "interested persons" of the Trust as that term is defined in the 1940 Act. Mr. Manos is the father-in-law of Mr. White.

    For the fiscal year ended October 31, 1998, the Trust paid each Trustee who is not an "interested person" of the Trust, as that term is defined in the 1940 Act, an annual fee of $3,000. For the fiscal year ending October 31, 1999, the Trust will pay each such Trustee an annual fee of $5,000. For the fiscal year ended October 31, 1998, the Trust paid the following compensation to all Trustees of the Trust:

                                   Pension or Retirement Estimated Annual
                     Aggregate     Benefits Accrued      Benefits upon     Total
                     Compensation  as Fund Expenses     Retirement        Compensation

Thomas S. White, Jr.     $0               $0                 $0             $0

Jill F. Almeida        $3,000             $0                 $0             $3,000

Philip R. Haag         $3,000             $0                 $0             $3,000

Nicholas G. Manos        $0               $0                 $0             $0

Edward E. Mack, III    $3,000             $0                 $0             $3,000

John N. Venson         $3,000             $0                $0              $3,000

                             PRINCIPAL SHAREHOLDERS


    As of November 30, 1998, there were 4,261,428 shares of the Fund outstanding, of which 63,733 Shares (1.50%) were owned beneficially, directly or indirectly, by all the Trustees and officers of the Trust as a group. As of September 30, 1998, John Wm. Galbraith, P.O. Box 33030, St. Petersburg, FL 33733, owned beneficially, directly or indirectly, 2,786,533 Shares (65.39%) of the Fund and on that basis may be able to control the resolution of any matter submitted for a Shareholder vote.


             INVESTMENT MANAGEMENT AND OTHER SERVICES

   Investment Management Agreement. The Advisor of the Funds is Thomas White International, Ltd., (the "Advisor" or "TWI"), an Illinois corporation with offices in Chicago, Illinois. The Investment Management Agreement between the Advisor and the Trust on behalf of a Fund, after an initial two-year term, will continue from year to year, subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

   The Investment Management Agreement requires the Advisor to furnish the Funds with investment research and advice. In so doing, without cost to the Funds, the Advisor may receive certain research services described below. The Advisor is not required to furnish any personnel, overhead items or facilities for the Funds, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies. It is currently expected that these expenses will be borne by the Funds, although certain of these expenses may be borne by the Advisor. In addition, the Advisor may pay, out of its own assets and at no cost to the Funds, amounts to certain broker-dealers in connection with the provision of administrative services and/or with the distribution of the Funds' shares.

   The Investment Management Agreement provides that the Advisor will select brokers and dealers for execution of the Funds' portfolio transactions consistent with the Trust's brokerage policies (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Advisor and other investment advisory clients of the Advisor, as well as the Funds, the value of such services is indeterminable and the Advisor's fee is not reduced by any offset arrangement by reason thereof.

   When the Advisor determines to buy or sell the same securities for the Funds that the Advisor has selected for one or more of its other clients, the orders for all such securities transactions are placed for execution by methods determined by the Advisor, with approval by the Trust's Board of Trustees, to be impartial and fair, in order to seek good results for all parties (see "Investment Objective and Policies--Trading Policies"). Records of securities transactions of persons who know when orders are placed by the Funds are available for inspection at least four times annually by the Compliance Officer of the Trust so that the Independent Trustees can be satisfied that the procedures are generally fair and equitable for all parties.

   The Investment Management Agreement further provides that the Advisor shall have no liability to the Trust, the Funds or any shareholder of the Funds for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Advisor of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Funds' assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the
Advisor's  part  or  reckless  disregard  of its  duties  under  the  Investment
Management Agreement. The Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of the Funds at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding Shares of the Funds (as defined by the 1940 Act).

   The Trust uses the names "Lord Asset Management" and "Thomas White" in the names of the Trust and the Funds, respectively, by license from the Advisor and would be required to stop using those names if Thomas White International, Ltd., ceased to be the Advisor of the Fund. The Advisor has the right to use those names in connection with other enterprises, including other investment companies.

    Management Fees. For its services, each Fund pays the Advisor a monthly fee at the rate of 1.00% annually of the Fund's average daily net assets. For the fiscal years ended October 31, 1998, 1997, and 1996, the World Fund paid the Advisor aggregate investment advisory fees equal to $534,735, $451,010 and $371,850, respectively. The Advisor has agreed to reimburse the Funds for the current fiscal year to the extent that the American Fund's or Opportunities Fund total operating expenses exceed 1.35% of its average daily net assets or the World Fund's total operating expenses exceed 1.50% of its average daily net assets.

   Each Fund also pays other expenses such as the fees of its custodian, transfer agent, auditors and lawyers, the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums, and the fees of Trustees who are not otherwise affiliated with the Funds or the Advisor.

   The Advisor. The Advisor is wholly owned by Thomas S. White, Jr., who may be deemed to control the Advisor. Mr. White and other officers of the Advisor also serve as Trustees or officers of the Trust, as indicated above, and are therefore affiliated persons of the Advisor and the Funds.

   Transfer Agent. Firstar Mutual Fund Services, LLC ("Firstar") serves as the transfer and dividend disbursing agent for each Fund pursuant to the transfer agency agreement (the "Transfer Agent Agreement"), under which Firstar (I) issues and redeems shares, (ii) prepares and transmits payments for dividends and distributions declared by each Fund, (iii) prepares shareholder meeting lists and, if applicable, mail, receive and tabulate proxies, and (iv) provides a Blue Sky System which will enable each Fund to monitor the total number of shares sold in each state. Firstar is located at 615 East Michigan Street, Milwaukee, WI 53202. Compensation for the services of the Transfer Agent is based on a schedule of charges agrees on from time to time.

    Custodians. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian of the World Fund's assets, and Firstar Bank Milwaukee, 615 East Michigan Street, Milwaukee, WI 53202, serves as Custodian of the American Fund's and Opportunities Fund's assets. The Custodians, and the branches and sub-custodians of each, generally do not hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodians is based on a schedule of charges agreed on from time to time.

  Legal Counsel. Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, is legal counsel for the Trust.

   Independent Accountants. The firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Trust. Its audit services comprise examination of each Fund's financial statements and review of each Fund's filings with the Securities and Exchange Commission and the Internal Revenue Service.

   Reports to Shareholders. The Trust's fiscal year ends on October 31. Shareholders will be provided at least semiannually with reports showing the portfolio of the each Fund and other information, including an annual report with financial statements audited by the independent accountants.

                           BROKERAGE ALLOCATION

   The Investment Management Agreement provides that the Advisor is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Trust's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

1. Purchase and sale orders will usually be placed with brokers who are selected by the Advisor as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisor in determining the overall reasonableness of brokerage commissions.

2. In selecting brokers for portfolio transactions, the Advisor takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Funds.

3. The Advisor is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in
Section 28 (e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the company and/or other accounts, if any, for which the Advisor exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause the Funds to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the company and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Advisor is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Advisor shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust's brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust's policies that (I) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Funds to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for the Trust and the Advisor are useful to the Advisor in performing its advisory services under its Investment Management Agreement with the Trust. Research services provided by brokers to the Advisor are considered to be in addition to, and not in lieu of, services required to be performed by the Advisor under its Investment Management Agreement. Research furnished by brokers through whom the Trust effects securities transactions may be used by the Advisor for any of its accounts, and not all such research may be used by the Advisor for the Trust. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund's portfolio.

4. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgment of the Advisor, better prices and execution may be obtained on a commission basis or from other sources.

5. Sales of each Fund's Shares (which shall be deemed to include also shares of other investment companies registered under the 1940 Act which have the same investment adviser) made by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in under writings or tenders in response to tender offers) for the account of each Fund to that broker; provided that the broker shall furnish "best execution" as defined in paragraph 1 above, and that such allocation shall be within the scope of each Fund's policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

   Insofar as known to management, no Trustee or officer of the Trust, nor the Advisor or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust for the Funds. All portfolio transactions will be allocated to broker-dealers only when their prices and execution, in the good faith judgment of the Advisor, are equal to the best available within the scope of the Trust's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

    For the fiscal year ended October 31, 1996, the World Fund paid brokerage commissions in the amount of $89,686, of which $65,964, representing $24,647,997 of securities transactions, was paid to broker-dealers that provided research services to the Advisor. For the fiscal year ended October 31, 1997, the World Fund paid brokerage commissions in the amount of $93,412, of which $79,609, representing $29,926,932 of securities transactions, was paid to broker-dealers that provided research services to the Advisor. For the fiscal year ended October 31, 1998, the World Fund paid brokerage commissions in the amount of $100,998, of which $75,679, representing $52,360,047 of securities transactions, was paid to broker-dealers that provided research services to the Advisor.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

   The Prospectus describes the manner in which the Funds' shares may be purchased and redeemed. See "How to Buy Shares" and "How to Sell Shares." Shares of each Fund are offered directly to the public by the Funds. The Funds employ no Distributor.

   Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% if its net assets during any 90 day period for any one shareholder. Subject to the above, each Fund reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash.

   At the discretion of each Fund, investors may be permitted to purchase shares by transferring securities to a Fund that meet the respective Fund's investment objective and policies. Securities transferred to the Funds will be valued in accordance with the same procedures used to determine the Funds' net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Funds in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the respective Fund and must be delivered to that Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer, and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and investor's basis therein. Securities will not be accepted in exchange for shares of the Funds unless: (1) such securities are, at the time of the exchange, eligible to be included in the respective Fund and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the respective Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the respective Fund, will not exceed 5% of the respective Fund's net assets immediately after the transaction.

   Net asset value per Share is determined as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m. (Eastern time) every Monday through Friday (exclusive of national business holidays), under normal market conditions. The Trust's offices will be closed, and net asset value will not be calculated, on those days on which the New York Stock Exchange is closed, which currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management using methods approved by the Board of Trustees and subsequently ratified in good faith by the Board of Trustees.

   The Board of Trustees may establish procedures under which each Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the New York Stock Exchange is closed other than for customary weekend and holiday closings, (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities owned by each Fund is not reasonably practicable or it is not reasonably practicable for each Fund fairly to determine the value of its net assets, or (4) for such other period as the Securities and Exchange Commission may by order permit for the protection of the holders of the Funds' Shares.

                                  TAX STATUS

   Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchases, ownership, and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that might be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retrospective. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

   Each Fund intends normally to pay a dividend at least once annually representing all or substantially all of its net investment income (which includes, among other items, dividends and interest) and to distribute at least annually any realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Code, each Fund intends to elect and qualify annually for treatment as a regulated investment company under the Code. The status of each Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a non deductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

   Dividends of net investment income and net short-term capital gains generally are taxable to shareholders as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to each Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distribution of net capital gains (the excess of net long-term capital gains over net short-term capital losses) will generally be taxable to shareholders at the rate of 20%. Short-term capital gains distributions, gains representing the sale of securities held for not more than one year in the portfolio, will continue to be taxed at the same rate as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares, and are not eligible for the dividends-received deduction. All dividends and distributions are taxable to shareholders, whether or not reinvested in shares of a Fund. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

   Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

   Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

   Some of the debt securities may be purchased by the Funds at a discount, which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the respective Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the respective Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

   The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though that Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

   The Funds may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, each Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of a Fund's shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

   Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

   Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to that Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

   Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

   Certain options and futures and foreign currency forward contracts in which the Funds may invest may be "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40") however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

   Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

   Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

   Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and futures and foreign currency forward contracts.

   Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, that Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon that Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on that Fund's holding period and the application of various loss deferral provisions of the Code.

   Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

   Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands; gain will generally be subject to a maximum tax rate of 20% if the shareholder's period for the shares is more than 12 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gains. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

   Each Fund generally will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the respective Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the Internal Revenue Service notifies the shareholder or the respective Fund that the shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

   Ordinary dividends and taxable capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

   Distributions and redemptions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences relating to an investment in the Funds. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Funds.

                              DESCRIPTION OF SHARES

   The shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect of the general liabilities of that Fund. The net asset value of a share of a Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on shares of a Fund only out of lawfully available assets belonging to that Fund. Shares of a Fund are entitled to participate pro rata in any dividends and other distributions declared by the Board of Trustees for the Fund and all shares of a Fund have equal rights in the event of liquidation of that Fund. In the event of liquidation or dissolution of the Trust, the shareholder of a Fund will be entitled to the assets belonging to that Fund out of assets of the Trust available for distribution.

   The Funds may hold special meetings of shareholders to elect or remove Trustees, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance of a shareholder meeting, including a proxy and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own.
Shareholders not attending these meetings are encouraged to vote by proxy. Shares have non-cumulative voting rights so that the holders of a plurality of the shares voting for the election of Trustees at a meeting at which 50% of the outstanding shares are present can elect all the Trustees and in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees.

                           PERFORMANCE INFORMATION

    Each Fund may, from time to time, include its total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the respective Fund over periods of one, five, or ten years (up to the life of the respective
Fund) calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Total return for a period is the percentage change in value during the period of an investment in Fund shares. All total return figures reflect the deduction of a proportional share of the respective Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Total return of the World Fund for the year ended October 31, 1998 was 8.64%. The average annual total return of the World Fund from June 28, 1994 (commencement of operations) through October 31, 1998, was 12.38%. Cumulative total return of the World Fund for the same period was 65.96%.

   Performance information for the each Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

   Performance information for each Fund reflects only the performance of a hypothetical investment in the respective Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the respective Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. From time to time, the Funds and the Advisor may also refer to the following information:

(1) The Advisor's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

(3) The  capitalization  of U.S.  and  foreign  stock  markets  as  prepared  or
published  by  the   International   Finance  Corp.,   Morgan  Stanley   Capital
International or a similar financial organization.

(4) The geographic distribution of each Fund's portfolio.

(5) The gross national product and populations, including age characteristics, of various countries as published by various statistical organizations.

(6) To assist investors in understanding the different returns and risk characteristics of various investments, a Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -Index).

(7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

In addition, the Funds and the Advisor may also refer to the number of shareholders in each Fund or the dollar amount of fund and private account assets under management in advertising materials.

                                                  FINANCIAL STATEMENTS



THOMAS WHITE WORLD FUND
Investment Portfolio                                   October 31, 1998
----------------------------------------------------------------------------------------------------------------------------------

Country                         Issue                                               Industry                 Shares        Value
----------------------------------------------------------------------------------------------------------------------------------



COMMON STOCKS:                            89.6%

-----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA:                                0.3%

                                Telecom Argentina                                  Communications             16,500      $106,435
                                YPF Sociedad                                               Energy              2,700        78,308
                                                                                                                     --------------

                                                                                                                           184,743

-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA:                                 3.0%

                                National Australia Bank ADR                               Banking              4,300       286,488
                                National Australia Bank                                   Banking             18,821       250,494
                                News Corporation                                          Service             67,500       463,172
                                Santos Ltd.                                                Energy             29,438        86,860
                                Telstra Corporation                                Communications            103,200       411,407
                                Woolworths                                        Consumer Retail             66,700       235,751
                                                                                                                     --------------

                                                                                                                         1,734,172

-----------------------------------------------------------------------------------------------------------------------------------
AUSTRIA:                                   0.1%

                                OMV AG                                                     Energy                800        74,943
                                                                                                                     --------------

                                                                                                                            74,943

-----------------------------------------------------------------------------------------------------------------------------------
BELGIUM:                                   1.0%

                                Electrabel                                              Utilities              1,000       368,313
                                Electrafina                                 Financial Diversified              1,600       206,723
                                                                                                                     --------------

                                                                                                                           575,036

-----------------------------------------------------------------------------------------------------------------------------------
BRAZIL:                                    1.0%

                                Eletrobras PNB                                          Utilities          6,284,000       145,789
                                Gerasul                                                 Utilities          3,750,000         3,750
                                Ipiranga Petroleum PN                                      Energy          7,288,000        39,355
                                Itausa PN                                   Financial Diversified            125,000        66,113
                                Petrobras PN                                               Energy            409,000        51,493
                                Telebras ADR                                       Communications              2,400       182,250
                                Vale do Rio Doce PN                               Metals & Mining              4,600        69,492
                                                                                                                     --------------

                                                                                                                           558,242

-----------------------------------------------------------------------------------------------------------------------------------
CANADA:                                     2.0%

                                BCE Inc.                                           Communications              9,800       332,318
                                Canadian Pacific Ltd.                              Transportation              8,500       190,995
                                Quebecor Incorporated Class B                            Services              9,300       188,790




                                Royal Bank of Canada                                      Banking              6,200       285,820
                                Shell Canada                                               Energy              9,100       144,235
                                                                                                                     --------------

                                                                                                                         1,142,158

-----------------------------------------------------------------------------------------------------------------------------------

CZECH REPUBLIC:                              0.2%

                                SPT Telecom*                                       Communications              5,000        75,534
                                Tabak                                            Consumer Staples                200        46,789
                                                                                                                     --------------

                                                                                                                           122,323

-----------------------------------------------------------------------------------------------------------------------------------


FINLAND:                                    0.8%

                                Orion B                                               Health Care              9,800       235,033
                                UPM-Kymmene                                        Forest & Paper              9,600       228,333
                                                                                                                     --------------

                                                                                                                           463,366

-----------------------------------------------------------------------------------------------------------------------------------
FRANCE:                                     3.8%

                                Altran Technology                                      Technology                500        97,761
                                AXA-UAP                                                 Insurance              3,400       384,063
                                Bouygues                                                 Building              2,458       495,623
                                Cap Gemini                                             Technology                800       120,155
                                Danone                                           Consumer Staples                300        79,270
                                France Telecom                                     Communications              3,100       216,072
                                L' Oreal                                         Consumer Staples                200       114,219
                                Paribas                                                   Banking             3,1200       359,953
                                Pernod Ricard                                    Consumer Staples              3,000       199,658
                                Scor                                                    Insurance              2,200       126,075
                                                                                                                     --------------

                                                                                                                         2,192,849

-----------------------------------------------------------------------------------------------------------------------------------
GERMANY:                                    3.7%

                                Axel Springer                                            Services                100        69,317
                                BASF                                                    Chemicals              7,200       303,354
                                Commerzbank                                               Banking             10,300       309,176
                                Deutsche Telecom                                   Communications              7,900       213,327
                                DT Lufthansa                                       Transportation             11,200       246,068
                                Merck KGAA                                            Health Care              6,700       272,596
                                SAP AG                                                 Technology                700       340,074
                                Volkswagen                                      Consumer Durables              3,500       262,861
                                Wella Stamm AG                                   Consumer Staples                150       111,660
                                                                                                                     --------------

                                                                                                                         2,128,433

-----------------------------------------------------------------------------------------------------------------------------------
GREECE:                                    0.4%

                                Alpha Credit Bank                                         Banking                777        62,014

                                Ergo Bank                                                 Banking              4,200        62,090
                                OTE                                                Communications              3,555        80,723
                                                                                                                     --------------

                                                                                                                           204,827

-----------------------------------------------------------------------------------------------------------------------------------
HONG KONG:                                 3.1%

                                Cheung Kong                                 Financial Diversified             16,700       114,246
                                China Telecom*                                     Communications            103,600       194,561
                                CITIC Pacific                                            Services             20,000        49,178
                                CLP Holdings                                            Utilities             25,900       145,423
                                HSBC Holdings                                             Banking             18,000       412,404
                                Hong Kong & China Gas                                   Utilities             97,900       138,998
                                Hong Kong Electric                                      Utilities             44,800       164,228
                                Johnson Electric                                       Industrial             60,000       139,405
                                New World Development                                  Industrial             65,300       151,718
                                SHK Properties                              Financial Diversified             31,600       220,258
                                Smartone Telecom                                   Communications             19,400        55,090
                                                                                                                     --------------

                                                                                                                         1,785,509

-----------------------------------------------------------------------------------------------------------------------------------
HUNGARY:                                    0.2%

                                Matav ADR                                          Communications              4,400       118,250
                                                                                                                     --------------

                                                                                                                           118,250

-----------------------------------------------------------------------------------------------------------------------------------

INDONESIA:                                  0.2%

                                Guadang Garam                                    Consumer Staples             24,000        21,631
                                Indosat                                            Communications             23,000        24,815
                                Tambang Timah                                     Metals & Mining             53,000        29,113
                                Telkom Indonesia                                   Communications            100,000        24,670
                                                                                                                     --------------

                                                                                                                           100,229

-----------------------------------------------------------------------------------------------------------------------------------

ISRAEL:                                     0.1%

                                Bezeq Israel Telecom                               Communications             17,000        48,671
                                IDB Holding Corp.                           Financial Diversified              2,000        38,298
                                                                                                                     --------------

                                                                                                                            86,969

-----------------------------------------------------------------------------------------------------------------------------------
ITALY:                                      4.0%

                                Autostrade                                              Utilities             38,800       170,165
                                Banca Popolare di Bergamo                                 Banking             19,200       396,768
                                Banca Commerciale Popolare Milano                         Banking             24,600       192,564
                                Benetton Group                                    Consumer Retail             78,000       130,837
                                Edison                                                  Utilities             39,400       347,634
                                Fiat Spa                                        Consumer Durables             71,610       202,835
                                Mediaset                                                 Services             28,700       181,815

                                Montedison                                             Industrial            392,900       387,242
                                Telecom Italia spa                                 Communications             41,411       299,017
                                                                                                                     --------------

                                                                                                                         2,308,877

-----------------------------------------------------------------------------------------------------------------------------------
JAPAN:                                      5.1%

                                Bridgestone                                     Consumer Durables              6,000       132,058
                                Canon                                                  Technology              6,000       113,523
                                Familymart                                        Consumer Retail              4,000       202,849
                                Fuji Photo Film                                          Services              5,000       183,199
                                Honda Motor                                     Consumer Durables              5,000       150,163
                                KAO Corporation                                  Consumer Staples             12,000       243,006
                                NGK Spark Plug                                  Consumer Durables             23,000       214,132
                                Nintendo                                                 Services              2,400       203,878
                                Nippon Telephone & Telegraph                       Communications                 20       156,513
                                Olympus Optical                                        Technology             12,000       123,562
                                Ono Pharmaceutical                                    Health Care              5,000       149,305
                                Pioneer Electric                                       Technology              8,000       131,800
                                Promise                                     Financial Diversified              3,000       135,662
                                Shiseido & Company                               Consumer Staples             12,000       131,388
                                Sony Corporation                                       Technology              2,000       126,995
                                TDK Corporation                                        Technology              2,000       131,800
                                Yamanouchi Pharmaceutical                             Health Care              7,000       200,616
                                Yasuda Fire & Marine Insurance                          Insurance             36,000       177,310
                                                                                                                     --------------

                                                                                                                         2,907,759

-----------------------------------------------------------------------------------------------------------------------------------
MALAYSIA:                                   0.3%

                                Golden Hope Plantation                           Consumer Staples             39,000        23,911
                                Perlis Plantation                                Consumer Staples             43,750        43,059
                                Petronas Gas                                            Utilities             30,000        54,081
                                Telekom Malaysia                                    Communication             29,000        51,512
                                                                                                                     --------------

                                                                                                                           172,563

-----------------------------------------------------------------------------------------------------------------------------------
MEXICO:                                      0.9%

                                Cemex CPO                                                Building             30,400        72,346
                                Maseca B                                         Consumer Staples             76,500        62,072
                                Telefonos de Mexico Series L ADR                   Communications              7,400       390,812
                                                                                                                     --------------

                                                                                                                           525,230

-----------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS:                                4.5%

                                ABN-AMRO Holdings                                         Banking             17,500       327,521
                                Akzo Nobel                                              Chemicals              5,900       229,046
                                DSM NV                                                  Chemicals              3,918       181,431
                                Hoogovens NV                                      Metals & Mining              4,334       131,172
                                ING Groep NV                                            Insurance             15,598       754,001
                                Laurus NV                                               Utilities              3,048        76,578
                                Philips Electronics                                    Industrial              2,800       148,826
                                Royal Dutch                                                Energy              6,900       332,806
                                Vedior                                            Consumer Retail              4,296       109,347
                                Vendex International Cert.                               Services              4,354       110,590
                                VNU                                                      Services              5,300       183,081
                                                                                                                     --------------

                                                                                                                         2,584,399

-----------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND:                                0.2%

                                Lion Nathan Limited                              Consumer Staples             33,000        86,509
                                                                                                                     --------------

                                                                                                                            86,509

-----------------------------------------------------------------------------------------------------------------------------------
NORWAY:                                     0.5%

                                Den Norske Bank A                                         Banking             87,300       306,798
                                                                                                                     --------------

                                                                                                                           306,798

-----------------------------------------------------------------------------------------------------------------------------------
PAKISTAN:                                   0.1%

                                Pakistan Telephone                                 Communications                650        20,800
                                                                                                                     --------------

                                                                                                                            20,800

-----------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES:                                0.3%

                                Manila Electric                                         Utilities             18,000        53,084
                                Philippines Long Distance                          Communications              4,200       100,446
                                                                                                                     --------------

                                                                                                                           153,530

-----------------------------------------------------------------------------------------------------------------------------------
POLAND:                                     0.2%

                                BPH                                                       Banking              1,900       123,672
                                                                                                                     --------------

                                                                                                                           123,672

-----------------------------------------------------------------------------------------------------------------------------------
PORTUGAL:                                   0.2%

                                Banco Espir Santo                                         Banking              2,385        70,396
                                Telecom Portugal                                   Communications              1,200        56,799
                                                                                                                     --------------

                                                                                                                           127,195

-----------------------------------------------------------------------------------------------------------------------------------
RUSSIA:                                     0.1%

                                Lukoil ADR                                                 Energy                800        13,000
                                Gazprom ADR                                                Energy              3,500        31,855
                                                                                                                          ---------
                                                                                                                             44,855
-----------------------------------------------------------------------------------------------------------------------------------

SINGAPORE:                                  1.2%

                                City Development                            Financial Diversified             13,000        47,126
                                Development Bank of Singapore - Foreign                   Banking             14,800        92,755
                                Fraser & Neave                                   Consumer Staples              7,800        24,921
                                Singapore Airlines - Foreign                       Transportation             21,400       131,488
                                Singapore Telecom                                  Communications            202,100       348,926
                                UOL  Ltd.                                   Financial Diversified             66,000        36,491
                                                                                                                     --------------

                                                                                                                           681,707

-----------------------------------------------------------------------------------------------------------------------------------

SOUTH AFRICA:                               0.4%

                                Anglo American Corp SA                                 Industrial            1,100          35,916
                                De Beers                                          Consumer Retail            1,400          19,526
                                Firstrand                                               Insurance           15,525          20,153
                                Liberty Life Association                                Insurance            2,800          48,064
                                Nedcor                                                    Banking              700          14,019
                                Rembrandt Group                                  Consumer Staples            7,200          48,021
                                South African Brewery                            Consumer Staples            1,800          35,018
                                Standard Bank Inv.                                        Banking            7,000          21,154
                                                                                                                     --------------

                                                                                                                           241,871

-----------------------------------------------------------------------------------------------------------------------------------


SOUTH KOREA:                                0.5%

                                Pohang Iron & Steel                               Metals & Mining            2,200         122,813
                                SK Telecom                                         Communications              206         142,976
                                                                                                                     --------------

                                                                                                                           265,789

-----------------------------------------------------------------------------------------------------------------------------------


SPAIN:                                       1.1%

                                Iberdrola                                               Utilities             17,000       274,309
                                Telefonica de Espana                               Communications             14,000       355,102
                                                                                                                     --------------

                                                                                                                           629,411

-----------------------------------------------------------------------------------------------------------------------------------
SWEDEN:                                       0.5%

                                SE Banken A                                               Banking             20,600       304,233

                                                                                                                     --------------

                                                                                                                           304,233

-----------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND:                                3.4%

                                Fischer (Georg) AG                                  Capital Goods              1,000       343,888
                                Nestle AG                                        Consumer Staples                200       424,153
                                Novartis Reg                                          Health Care                200       359,352
                                Roche GS                                              Health Care                 18       209,426

                                Swatch Group AG                                          Services              1,800       245,545
                                Swiss Reinsurance                                       Insurance                170       377,555
                                                                                                                     --------------

                                                                                                                         1,959,919

-----------------------------------------------------------------------------------------------------------------------------------
THAILAND:                                   0.2%

                                Advanced Information Service                       Communications             11,900        82,259
                                Thai Airways International                         Transportation             35,300        46,112
                                                                                                                     --------------

                                                                                                                           128,371

-----------------------------------------------------------------------------------------------------------------------------------
TURKEY:                                     0.2%

                                Akbank                                                    Banking          1,793,600        26,366
                                Arcelik                                         Consumer Durables          1,320,000        30,228
                                Cukurova Elektri                                        Utilities             17,900        20,195
                                KOC Holdings                                    Consumer Durables            283,100        26,017
                                Netas*                                                 Technology             61,000         7,042
                                Petkim                                                  Chemicals             43,000         9,700
                                                                                                                     --------------

                                                                                                                           119,548

-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM:                              9.9%

                                Abbey National                                            Banking             20,700       401,311
                                Allied Domecq                                    Consumer Staples             22,300       204,984
                                Bank of Scotland                                          Banking             17,000       183,967
                                BG Plc                                                  Utilities             60,800       398,325
                                Boots                                             Consumer Retail              8,527       127,975
                                British Airways                                    Transportation             22,786       166,037
                                British Petroleum                                          Energy             25,028       367,469
                                British Steel                                     Metals & Mining             66,200       113,957
                                British Telecom                                    Communications             32,400       419,933
                                CGU Plc                                                 Insurance             11,000       173,456
                                Guardian Royal                                          Insurance             42,488       204,151
                                Halifax                                                   Banking             11,700       155,065
                                Ladbroke Group                                           Services             63,996       233,694
                                Misys                                                  Technology             11,900        83,133
                                National Westminster Bank                                 Banking             18,779       315,735
                                Pearson                                                  Services             11,300       197,922
                                P & O DFD                                          Transportation             15,356       160,787
                                Powergen                                                Utilities             18,500       262,038
                                Siebe                                                  Industrial             32,400       132,801
                                Smithkline Beecham                                    Health Care             33,700       419,039
                                Somerfield                                        Consumer Retail             14,100        90,843
                                Tate & Lyle                                      Consumer Staples             23,900       143,797
                                Thames Water                                            Utilities             14,300       264,328
                                Unilever                                         Consumer Staples             27,200       271,619
                                WPP Group                                                Services             46,100       227,862
                                                                                                                     --------------
                                                                                                                         5,720,228
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES:                              35.9%

                                American International Group                            Insurance              1,900       161,975
                                American National Insurance                             Insurance              1,800       151,200
                                Amgen*                                                Health Care              6,300       494,944
                                Amsouth Bancorp                                           Banking             10,575       423,661
                                Bell Atlantic                                      Communications              9,368       497,675
                                Berkshire Hathaway Class A                  Financial Diversified                 15       967,500
                                Black & Decker                                           Services              6,800       351,475
                                BMC Software*                                          Technology              3,200       153,800
                                Brown Forman B                                   Consumer Staples              7,700       523,119
                                Caterpillar                                         Capital Goods              3,900       175,500
                                Chase Manhattan                                           Banking              8,300       475,175
                                Citigroup                                   Financial Diversified              6,750       317,672
                                Coastal Corporation                                        Energy              6,700       236,175
                                Comerica                                                  Banking              4,050       261,225
                                Cooper Industries                                      Industrial              4,300       189,738
                                Dell Computer*                                         Technology             14,400       943,200
                                Donnelley & Sons                                         Services              7,000       301,875
                                Dow Chemical                                            Chemicals              2,900       271,513
                                Eastman Chemical                                        Chemicals              3,000       176,250
                                EMC Corporation                                        Technology              2,300       148,063
                                Exel Limited                                            Insurance              1,800       137,588
                                Federal National Mortgage Association       Financial Diversified              7,200       509,850

                                FDX Corporation*                                         Services              5,300       278,581
                                FMC Corporation*                                       Industrial              2,500       127,656
                                Ford Motor Company                              Consumer Durables              8,100       439,425
                                General Dynamics Corporation                            Aerospace              7,800       461,663
                                General Electric                                       Industrial              3,400       525,750
                                GPU Inc.                                                Utilities              2,500       107,813
                                GTE Corporation                                     Communication              1,900       111,506
                                Guidant                                               Health Care              6,200       474,300
                                Harris Corporation                                     Industrial             10,600       371,663
                                Intel                                                  Technology              1,400       124,863
                                K Mart*                                           Consumer Retail             21,000       296,625
                                King World Productions*                                  Services              5,600       147,000
                                Lucent Technologies                                    Technology              3,100       248,581
                                Marshall & Ilsley                                         Banking              8,400       409,500
                                McKesson Corporation                                  Health Care              4,400       338,800
                                Mellon Bank Corporation                                   Banking              5,200       312,650
                                Merck & Company                                       Health Care              2,600       351,650
                                Mobil Corporation                                          Energy              5,500       416,281
                                National Service Industries                            Industrial              6,700       240,363
                                Norfolk Southern Corporation                       Transportation              8,100       266,794
                                Pacificare B*                                         Health Care              2,900       228,375
                                Peoplesoft Incorporated*                               Technology              2,800        59,325
                                PG & E Corporation                                      Utilities              5,500       167,406
                                Phelps Dodge Corporation                          Metals & Mining              1,000        57,625
                                Phillips Petroleum                                         Energy              6,300       384,925
                                Quaker Oats                                      Consumer Staples              7,900       466,594
                                Raytheon A                                             Industrial              2,924       163,744
                                Raytheon B                                             Industrial              4,100       238,056
                                Rite Aid Corporation                             Consumer Staples             12,300       488,156
                                Rockwell International                                 Industrial              5,700       234,056
                                Royal Dutch Petroleum                                      Energy              5,200       256,100
                                Safeway Incorporation*                           Consumer Staples             10,900       521,156
                                SBC Communication                                   Communication              9,135       423,065
                                Sempra Energy                                           Utilities             10,500       273,000
                                St. Paul Companies                                      Insurance              3,400       112,625
                                Tele-Communications Inc. A*                              Services              5,408       227,812
                                Tele-Communications TCI A*                               Services              6,184       115,177
                                Tellabs Incorporated*                                  Technology              2,000       110,000
                                TJX Companies                                     Consumer Retail             15,000       284,062
                                TRW Incorporated                                       Industrial              5,800       330,237
                                Unilever NV                                      Consumer Staples              2,400       180,600
                                US West Communication                              Communications              9,000       516,374
                                Vulcan Materials                                         Building              1,800       213,524
                                Warner Lambert                                        Health Care              3,700       289,987
                                Xerox Corporation                                        Services              3,700       358,436
                                                                                                                     --------------
                                                                                                                        20,621,054
                                                                                                                     --------------
Total Common Stocks                                                         (Cost $44,376,546)                          51,506,367
                                                                                                                  --------------
-----------------------------------------------------------------------------------------------------------------------------------
TIME DEPOSIT:                              11.6%
                                                                                                          Par  Value
                                State Street Bank and Trust Co. Eurodollar
                                Time Deposit   4.75%, due 11/02/98          (Cost $6,647,000)             $6,647,000     6,647,000

-----------------------------------------------------------------------------------------------------------------------------------
Total Investments:                  101.2%                                  (Cost $51,023,546)                          58,153,367
Other Assets, Less Liabilities:     (1.2%)                                                                               (688,952)
                                ===========                                                                          ==============
Total Net Assets:                     100%                                                                             $57,464,415
                                ===========                                                                          ==============

*  Non-Income Producing Securities

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Statement of Assets and Liabilities
October 31, 1998
----------------------------------------------------------------------------------------------------------------

ASSETS

Investments in securities at value (cost $51,023,546)                                         $      58,153,367
Cash                                                                                                      2,019
Receivables:
    Dividends and interest                                                                              131,629
    Securities sold                                                                                     130,320
    Fund shares sold                                                                                      4,255
Prepaid expenses                                                                                          3,886
Equipment                                                                                                 3,398
                                                                                              ------------------
                                   Total assets                                                      58,428,874
                                                                                              ------------------

LIABILITIES

Accrued expenses                                                                                         81,207
Payables:
    Securities purchased                                                                                 89,245
    Fund shares redeemed                                                                                794,007
                                                                                              ------------------
                                   Total liabilities                                                    964,459
                                                                                              ------------------

NET ASSETS

Source of Net Assets:
    Net capital paid in on shares of beneficial interest                                      $      45,875,443
    Undistributed net investment income                                                                 538,467
    Accumulated net realized gain                                                                     3,920,684
    Net unrealized appreciation                                                                       7,129,821
                                                                                              ------------------

                                   Net assets                                                 $      57,464,415
                                                                                              ==================

Shares outstanding                                                                                    4,231,192

Net asset value per share                                                                     $           13.58
                                                                                              ==================


See Notes to Financial Statements.







THOMAS WHITE WORLD FUND
Statement of Operations
Year Ended October 31, 1998
-----------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME

Income:
    Dividends (net of foreign taxes withheld of $96,192)                                  $           1,067,529
    Interest                                                                                            295,945
                                                                                          ----------------------
                                   Total investment income                                            1,363,474
                                                                                          ----------------------

Expenses:
    Investment management fees (note 3)                                                                 534,735
    Custodian fees                                                                                       65,187
    Transfer Agent fees                                                                                  21,310
    Audit fees and expenses                                                                              25,232
    Trustees' fees and expenses                                                                          15,940
    Printing expenses                                                                                     5,034
    Legal fees and expenses                                                                              27,161
    Organization costs                                                                                    5,982
    Registration fees                                                                                    31,797
    Depreciation expense                                                                                  5,167
    Other expenses                                                                                       21,051
                                                                                          ----------------------
                               Total expenses                                                           758,596

                                   Net investment income                                                604,878
                                                                                          ----------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments                                                                      3,965,958
Unrealized depreciation on investments                                                                (112,585)
                                                                                          ----------------------
                                   Net gain on investments                                            3,853,373
                                                                                          ----------------------

                                   Net increase in net assets from operations             $           4,458,251
                                                                                          ======================

See Notes to Financial Statements.









THOMAS WHITE WORLD FUND
Statements of Changes in Net Assets
Years Ended October 31, 1997 & 1998
-----------------------------------------------------------------------------------------------------------------

Change in net assets from operations:                                        1998                   1997
                                                                  -----------------------------------------------
         Net investment income                                    $               604,878 $              723,140
         Net realized gain                                                      3,965,958              1,981,651
         Unrealized appreciation (depreciation) for the year                    (112,585)              3,574,857
                                                                  -----------------------------------------------
                Net increase in net assets from operations                      4,458,251              6,279,648

Distributions to shareholders:
         From net investment income                                             (696,401)              (591,413)
         From net realized gain                                               (1,942,252)            (2,434,679)

Fund share transactions                                                         7,649,245              5,584,959
                                                                  -----------------------------------------------
                Total increase                                                  9,468,843              8,838,515

Net assets:
         Beginning of year                                                     47,995,572             39,157,057
                                                                  -----------------------------------------------

         End of year                                              $            57,464,415 $           47,995,572
                                                                  ===============================================


See Notes to Financial Statements.



THOMAS WHITE WORLD FUND
--------------------------------------------------------------------------------
Notes to Financial Statements
Year Ended October 31, 1998




NOTE 1.       SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. Effective November 1, 1998, the Trust is comprised of two series of Shares, the Thomas White World Fund (the "Fund") and the Thomas White American Growth Fund. The investment objective of the Fund is to seek long-term capital growth by investing in stocks and debt obligations of companies and governments of any nation. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b) Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c) Income taxes. It is the Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e) Other. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund.

Note 2.  Transactions in Shares of Beneficial Interest

As of October 31, 1998, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

                                               Year Ended                               Year Ended
                                            October 31, 1998                        October 31, 1997
                                  --------------------------------------   ------------------------------------
                                       Shares               Amount             Shares              Amount
                                  -----------------   ------------------   ---------------   ------------------

       Shares sold                         758,837    $      10,174,935           242,690    $       3,097,633
       Shares issued on
          reinvestment of
          distributions                    207,791            2,591,156           249,893            2,986,226
        Shares redeemed                  (363,640)          (5,116,846)          (40,053)            (498,900)
                                  -----------------   ------------------   ---------------   ------------------

                  Net increase             602,988    $       7,649,245           452,530    $       5,584,959
                                  -----------------   ------------------   ---------------   ------------------


Note 3.     Investment  Management Fees and Other  Transactions  with Affiliates

The  Fund  pays   monthly  an   investment   management   fee  to  Thomas  White
International, Ltd. at the rate of 1% of the Fund's average daily net assets.

Note 4.     Investment Transactions

During the year ended October 31, 1998, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were $30,120,825 and $24,342,898, respectively. The cost of securities for federal income tax purposes was the same as that shown in the investment portfolio.

At  October  31,  1998,  the  aggregate  gross   unrealized   appreciation   and
depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

   Unrealized appreciation                             $      10,759,443
   Unrealized depreciation                                   (3,629,622)
                                                       ------------------

                  Net unrealized appreciation          $       7,129,821
                                                       ------------------

Note 5.       Selected Financial Information


                                                                                                            Period from
                                     Year Ended       Year Ended        Year Ended       Year Ended        June 28, 1994
                                       October       October 31,       October 31,       October 31,        (Inception)
                                      31, 1998           1997              1996             1995             to October
                                                                                                              31, 1994
                                 --- ------------ -- ------------- --- ------------- -- -------------- --- ---------------
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of    $         13.23  $         12.33  $          11.31  $          10.50  $            10.00
period
                                 --- ------------ -- ------------- --- ------------- -- -------------- --- ---------------

Income from investment
operations:
    Net investment income                   0.15             0.20              0.19              0.19                0.06
    Net realized and
unrealized                 gain             0.93             1.65              1.51              0.71                0.44
                                 --- ------------ -- ------------- --- ------------- -- -------------- --- ---------------
                                            1.08             1.85              1.70              0.90                0.50

Distributions:
    From net investment income            (0.19)           (0.19)            (0.20)            (0.09)                   -
    From net realized gains               (0.54)           (0.76)            (0.48)                 -                   -
                                 --- ------------ -- ------------- --- ------------- -- -------------- --- ---------------
                                          (0.73)           (0.95)            (0.68)            (0.09)                   -

Change in net asset value for
the      period                             0.35             0.90              1.02              0.81                0.50
                                 === ============ == ============= === ============= == ============== === ===============
Net asset value, end of period   $         13.58  $         13.23  $          12.33  $          11.31  $            10.50
                                 === ============ == ============= === ============= == ============== === ===============

Total Return                               8.64%           15.80%            15.63%             8.65%               5.00%  **
Ratios/supplemental data
Net assets. End of period (000)  $        57,464  $        47,996   $        39,157  $         32,979   $          13,928
Ratio to average net assets:
   Expenses (net of                        1.42%            1.47%             1.50%             1.49%               1.50%  *+
reimbursement)
   Net investment income                   1.13%            1.60%             1.63%             2.08%               1.79%  *
Portfolio turnover rate                   51.41%           48.19%            51.22%            64.54%               1.01%

*    Annualized
**   Not annualized.
+    In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.


                                        PART C

                                  OTHER INFORMATION

          Item 23.  Exhibits


                (a)    Trust Instrument(2)

                (b)    By-Laws(2)

                (c)    Not Applicable

                (d)    (1)  Form of investment  management  agreement for the
                            Thomas White World Fund (1)

                       (2) Form of investment management agreement for the Thomas White American Growth Fund (3)

                       (3) Form of investment management agreement for the Thomas White American Opportunities Fund


                 (e)    Not Applicable

                 (f)    Not Applicable

                 (g)    (1)  Form of custody agreement for Thomas White World Fund

                        (2)  Form of custody agreement for Thomas White American Growth Fund and Thomas White American Opportunities Fund (4)

                 (h)    (1)  Form of transfer agent agreement (1)

                        (2)  Form of blue sky compliance servicing
                             agreement (1)

                        (3)  Form of servicing agreement with respect to Firstar Money Market Funds (4)



                 (i)    Opinion and consent of counsel(2)

                 (j)     Consent of independent public accountants

                 (k)     Not Applicable

                 (l)     Initial capital agreement (2)

                 (m)     Not Applicable

                 (n)     Financial data schedules (Filed as Exhibit 27)

                 (o)     Not Applicable

                 (p)     (1) Powers of attorney for Messrs.  White,
                             Haag, Manos, and Mack, and for Ms. Almeida (2)
                         (2) Powers of attorney for Messrs. Joel and Venson (1)

                 (q)     Secretary's certificate pursuant to Rule
                         483(b)(2)

     -------------------

          (1) Filed with Post-Effective Amendment No. 2 to Registrant's Registration Statement on February 28, 1996.
          (2) Filed with Post-Effective Amendment No. 4 to Registrant's Registration Statement on December 31, 1997.
          (3) Filed with Post-Effective Amendment No. 6 to Registrant's Registration Statement on August 13, 1998.
          (4) Filed with Post-Effective Amendment No. 7 to Registrant's Registration Statement on October 30, 1998.


          Item 24.  Persons Controlled by or Under Common Control with
                    Registrant

                    Not Applicable.

          Item 25.  Indemnification

                    Reference is made to Article X, Section 10.02 of the Registrant's Trust Instrument, which is filed herewith.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

          Item 26.  Business and Other Connections of the Investment Adviser

                    The   business  and  other   connections   of  Thomas  White
                    International, Ltd. are described in Parts A and B.

                    For information relating to the investment adviser's officers and directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Thomas White International, Ltd.

          Item 27.  Principal Underwriters

                    Not Applicable.

          Item 28.  Location of Accounts and Records

                    The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Thomas White International, Ltd., 440 South LaSalle Street, Chicago, Illinois 60605-1028.

          Item 29.  Management Services

                    Not Applicable.

          Item 30.  Undertakings

                    Not Applicable.


                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, D.C. on this 15th day of December, 1998.

                           Lord Asset Management Trust

                        By:     *
                             Thomas S. White, Jr.
                             President

               Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons on behalf of Lord Asset Management Trust in the capacities and on the date indicated:



          Signature                               Title                         Date

               *                                  Trustee and President         December 15, 1998
          Thomas S. White, Jr.                   (Principal Executive
                                                  Officer)

               *                                  Treasurer (Principal          December 15, 1998
          Brandon S. Joel                         Financial and
                                                  Accounting Officer)

               *                                  Trustee                       December 15, 1998
          Jill F. Almeida

               *                                  Trustee                       December 15, 1998
          Philip R. Haag

               *                                  Trustee                       December 15, 1998
          Nicholas G. Manos

               *                                  Trustee                       December 15, 1998
          Edward E. Mack, III

               *                                  Trustee                       December 15, 1998
          John N. Venson


          *By: /s/ William J. Kotapish
               William J. Kotapish
               as attorney-in-fact

          * Powers of Attorney are included as exhibits in Post-Effective Amendment No. 2 filed February 28, 1996 and Post-Effective Amendment No. 4 filed December 31, 1997.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                      FILED
                                      WITH


                             REGISTRATION STATEMENT
                                       ON
                                    FORM N-1A


                           LORD ASSET MANAGEMENT TRUST


Exhibit                          Description

d(2)(Filed as Exhibit 5(d(2))    Form of investment management agreement for
                                 the Thomas White American Opportunities Fund

j (Filed as Exhibit 11 (j))      Consent of independent public accountants

n (Filed as Exhibit 27)          Financial data schedules